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                                 FLAG INVESTORS

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                                      FLAG
                                   INVESTORS
                                 INTERNATIONAL
                                      FUND

                               SEMI-ANNUAL REPORT
                                 APRIL 30, 1998

LETTER TO SHAREHOLDERS
--------------------------------------------------------------------------------

Dear Shareholders:

     The international equity markets have generated strong returns over the past six months. European markets have performed particularly well, due to a favorable combination of strengthening economic activity, benign inflationary pressures, falling interest rates, and a rising number of mergers and acquisitions. Italy and Spain's markets turned especially strong results, as investors reacted positively to the rising certainty that both countries would be admitted in the first stage of European Monetary Union later this year. Asian markets did not fare as well. The combination of declining growth rates, a rising number of corporate bankruptcies, growing unemployment, and ineffectual government responses to these issues further depressed investor sentiment and stock performance. Overall the international equity market benchmark, the EAFE Index, generated a 15.5% total return during the past six months.

     For the same period, the Flag Investors International Fund produced a 23.2% total return, well ahead of the Index. A full exposure to the attractive European markets and advantageous stock selection in Europe and Japan were the primary reasons for the favorable comparisons with EAFE. Over the past year, your fund's total return of 24.2% is also ahead of the Index return of 18.9%.

     Looking into the next twelve months, investors are faced with a difficult choice. If one considers growth and economic stability to be of paramount importance, European markets still appear attractive. That said, the region's strong performance over the past year has eliminated much of the fundamental undervaluation that had previously existed. The situation in Asia is quite the opposite. Bad real estate loans, a troubled financial sector, depressed consumer sentiment, and a weak economy paint a gloomy picture for Japan. However, most of this news may already be priced into the market. On the basis of book value or cash flow, Japan and its Asian neighbors have become relatively inexpensive. We have used this opportunity to modestly build higher Japanese exposure, but are still avoiding other Pacific Rim markets. Our focus remains on attractively valued opportunities with strong balance sheets and a favorable earnings outlook. We believe this approach will continue to reward investors with superior returns.

Sincerely yours,

/s/ ANDREW B. WILLIAMS
______________________

Andrew B. Williams, CFA
Portfolio Manager

TEN LARGEST HOLDINGS
--------------------------------------------------------------------------------

                                                                      Percent of
Company                                                               Net Assets

--------------------------------------------------------------------------------

 1.  Telecom Italia SpA                                                  3.5%
     Provider of telecommunications services in Italy through the company's nationwide fixed network facilities.

 2.  Bennetton Group SpA                                                 3.5%
     Produces and markets fashion goods made from woolen, cotton yarn and fabric.

 3.  Tomkins PLC                                                         3.3%
     U.K.-based conglomerate involved in the manufacture of fluid controls, industrial products, food, garden and leisure products.

 4.  Lafarge SA                                                          2.9%
     Producer of cement, concrete and aggregates, gypsum, specialty coatings and paints.

 5.  Veba AG                                                             2.8%
     An electrical energy service provider in Germany that also operates chemical, oil and telecommunications subsidiaries.

 6.  Lend Lease Corp., Ltd.                                              2.7%
     One of the leading financial services groups on Australia with businesses of property services and construction.

 7.  White Smith Class A                                                 2.7%
     A worldwide retailer of books, newspapers, music and hardware.

 8.  Acom Co., Ltd.                                                      2.5%
     One of the largest consumer lending companies in Japan.

 9.  SCOR SA                                                             2.4%
     Provides worldwide treaty and facultative reinsurance to property-casualty and life insurers.

10.  Repsol SA                                                           2.3%
     A holding company which explores for, develops and produces petroleum products.

--------------------------------------------------------------------------------

FLAG INVESTORS INTERNATIONAL FUND
--------------------------------------------------------------------------------

Additional Performance Information

     The shareholder letter included in this report contains statistics designed to help you evaluate the performance of your Fund's management. The Securities and Exchange Commission (SEC) requires that when we report such figures, we also include the Fund's total return, according to a standardized formula, for various time periods through the end of the most recent calendar quarter. The SEC total return figures differ from those we reported because the time periods may be different and because the SEC calculation includes the impact of the currently effective 4.50% maximum sales charge for the Fund's Class A Shares.

Average Annual Total Return

  Periods Ended 3/31/98      1 Year       5 Years     10 Years  Since Inception*
--------------------------------------------------------------------------------
  Class A Shares             17.51%       13.01%        6.69%         7.96%
 ................................................................................
   *11/18/86.

     The Fund's total returns correspond to those experienced by individual shareholders only if their shares were purchased on the first day of each time period and the maximum sales charge was paid. Any performance figures shown are for the full period indicated. Since investment return and principal value will fluctuate, an investor's shares may be worth more or less than their original cost when redeemed. Past performance is not an indicator of future results.

FLAG INVESTORS INTERNATIONAL FUND
--------------------------------------------------------------------------------
Statement of Net Assets                                           April 30, 1998
(Unaudited)

  No. of                                                          Percent of
  Shares                     Security                 Value       Net Assets
--------------------------------------------------------------------------------

COMMON STOCK -- 97.0%

AUSTRALIA -- 4.2%
  100,000        Foster's Brewing                 $  217,232         1.5%
   16,634        Lend Lease Corp., Ltd.              380,822         2.7
                                                  ----------         ----
                                                     598,054         4.2

BELGIUM -- 1.3%

      700        Electrabel, SA*                     185,757         1.3
                                                  ----------         ----

DENMARK-- 1.5%
    2,500        Uni-Danmark A/S                     209,955         1.5
                                                  ----------         ----

FINLAND -- 1.9%
    4,000        Nokia AB - Series A ADR             267,500         1.9
                                                  ----------         ----

FRANCE -- 8.5%
    4,356        Lafarge SA                          411,237         2.9
    3,872        Lagardere Groupe*                   148,019         1.0
    5,600        SCOR SA*                            345,131         2.4
    2,258        Elf Aquitaine SA*                   296,113         2.2
                                                  ----------         ----
                                                   1,200,500         8.5

GERMANY -- 7.8%
    5,500        Bayer AG*                           245,125         1.7
    3,000        Deutsche Bank AG*                   232,646         1.6
    3,600        Deutsche Telecom AG*                 91,855         0.6
    4,000        Hoechst AG*                         161,114         1.1
    6,000        Veba AG*                            395,433         2.8
                                                  ----------         ----
                                                   1,126,173         7.8

ITALY -- 9.1%
    9,631        Assicurazioni Generali              289,854         2.1
   22,152        Benetton Group SpA                  495,324         3.5
   66,665        Telecom Italia SpA                  498,765         3.5
                                                  ----------         ----
                                                   1,283,943         9.1

FLAG INVESTORS INTERNATIONAL FUND
--------------------------------------------------------------------------------

  No. of                                                          Percent of
  Shares                     Security                 Value       Net Assets
--------------------------------------------------------------------------------

COMMON STOCK -- continued

JAPAN -- 24.4%
    6,600        Acom Co., Ltd.                   $  347,971          2.5%
    5,000        Amway Japan Ltd.                     69,392          0.5
    6,000        Aoyama Trading Co., Ltd.            138,029          1.0
   10,000        Canon, Inc.                         236,083          1.7
   10,000        Chugai Pharmaceutical Co.            64,866          0.4
       50        East Japan Railway Co.              248,906          1.7
    4,000        Fuji Photo Film - Ord.              142,102          1.0
   25,000        Hitachi Ltd.                        178,948          1.2
    8,000        Honda Motor Co.                     289,636          2.0
   20,000        Kao Corp.                           293,407          2.1
    2,000        Nintendo Corp. Ltd.                 183,134          1.3
    2,000        Rohm Company                        225,373          1.6
   25,000        Sekisui Chemicals Corp.             137,087          1.0
    7,000        Sharp Corp.                          54,910          0.4
    1,600        Sony Corp Y50                       132,870          0.9
    5,000        Takefuji Corp.                      262,105          1.9
   20,000        Toda Construction Co.                81,460          0.6
   28,000        Toshiba Corp.                       129,672          0.9
   10,000        Yamanouchi Pharmceutical            236,083          1.7
                                                  ----------         ----
                                                   3,452,034         24.4

MEXICO -- 1.1%
    8,000        TV Azteca S.A.                      149,000          1.1
                                                  ----------         ----

NETHERLANDS -- 1.6%
    9,456        Algemene Bank Nederland*            230,223          1.6
                                                  ----------         ----

NEW ZEALAND -- 1.3%
   28,000        Telecom Corp New Zealand            132,603          0.9
    5,000        Tranz Rail Holdings ADR              52,500          0.4
                                                  ----------         ----
                                                     185,103          1.3

NORWAY -- 2.9%
    4,300        Kvaerner AS*                        190,739          1.4
    4,300        Norsk Hydro                         214,367          1.5
                                                  ----------         ----
                                                     405,106          2.9

FLAG INVESTORS INTERNATIONAL FUND
--------------------------------------------------------------------------------
Statement of Net Assets (concluded)
(Unaudited)

  No. of                                                          Percent of
  Shares                     Security                 Value       Net Assets
--------------------------------------------------------------------------------

COMMON STOCK -- concluded

PORTUGAL -- 0.9%
    5,000        Electicidade                     $  127,989          0.9%
                                                  ----------         ----

SINGAPORE -- 0.5%
   10,000        Singapore Airlines Ltd. F            65,066          0.5
                                                  ----------         ----

SPAIN -- 4.6%
   10,000        Dragados & Construcciones SA*       324,168          2.3
    6,000        Repsol SA                           328,762          2.3
                                                  ----------         ----
                                                     652,930          4.6

SWEDEN -- 3.5%
   11,000        Astra AB                            218,891          1.6
    5,000        SKF AB--B shares                    100,788          0.7
    6,000        Volvo AB--B shares                  175,217          1.2
                                                  ----------         ----
                                                     494,896          3.5

UNITED KINGDOM -- 21.9%
   25,000        B.A.T. Industries PLC               238,506          1.7
   60,000        British Steel                       159,644          1.1
   45,000        BTR PLC                             149,996          1.1
   25,000        Caradon PLC                          80,824          0.6
   14,000        De La Rue PLC                        67,015          0.5
   43,750        Iceland Group PLC*                  162,641          1.1
   84,000        Mirror Group Newspapers PLC         258,238          1.8
   25,000        National Power PLC                  242,892          1.7
   25,000        Reed International PLC              220,754          1.6
   10,000        Rio Tinto PLC-REG                   143,521          1.0
   35,100        Scottish Power PLC                  322,547          2.3
   25,000        Tate & Lyle PLC                     203,628          1.4
   80,000        Tomkins PLC                         470,163          3.3
   40,000        White Smith Class A                 372,608          2.7
                                                  ----------         ----
                                                   3,092,977         21.9

Total Common Stock
         (Cost 10,522,438)                        13,727,206         97.0
                                                  ----------         ----

FLAG INVESTORS INTERNATIONAL FUND
--------------------------------------------------------------------------------

                                                                      Percent of
Par (000)              Security                             Value     Net Assets
--------------------------------------------------------------------------------

PREFERRED STOCK -- 0.1%

HONG KONG -- 0.1%
     $ 16        Dairy Farm International
                   Holdings Ltd., Cvt.
                   (Cost $16,000)                        $    14,920      0.1%
                                                         -----------    -----

REPURCHASE AGREEMENT -- 1.8%
     $247        Goldman Sachs & Co., 5.4%
                   dated 4/30/98 to be repurchased
                   on 5/1/98, collateralized by U.S.
                   Treasury Notes with a market value
                   of $252,424.
                   (Cost $247,000)                           247,000      1.8
                                                         -----------    -----
Total Investment in Securities
  (Cost $10,785,438)**                                    13,989,126     98.9

Other Assets in Excess of Liabilities, Net                   159,228      1.1
                                                         -----------    -----

Net Assets                                               $14,148,354    100.0%
                                                         ===========    =====
Net Asset Value and Redemption Price Per Share
  ($14,148,354 (divided by) 779,115 Shares outstanding)       $18.16
                                                              ======
Maximum Offering Price Per Share
  ($18.16 (divided by) .955)                                  $19.02
                                                              ======

--------------------
 * Non-income producing security.
** Also, aggregate cost for federal tax purposes.

                       See Notes to Financial Statements.

FLAG INVESTORS INTERNATIONAL FUND
--------------------------------------------------------------------------------
Statement of Operations

                                                                    For the Six
                                                                    Months Ended
                                                                      April 30,
--------------------------------------------------------------------------------
                                                                       1998(1)

Investment Income:
   Dividends (Less withholding tax of $13,634)                       $  106,495
   Interest                                                               8,813
                                                                     ----------
            Total Income                                                115,308
                                                                     ----------

Expenses:
   Investment advisory fee                                               50,847
   Legal                                                                 19,034
   Distribution fee                                                      16,949
   Accounting fee                                                        13,853
   Registration fees                                                     12,566
   Audit                                                                 12,291
   Printing and Postage                                                   9,656
   Custodian fee                                                          8,801
   Transfer agent fee                                                     8,158
   Pricing                                                                6,122
   Miscellaneous                                                          1,081
   Directors' fees                                                          306
                                                                     ----------
            Total expenses                                              159,664
   Less:Fees waived                                                     (57,384)
                                                                     ----------
            Net expenses                                                102,280
                                                                     ----------
   Net investment income                                                 13,028
                                                                     ----------

Net realized and unrealized gain/(loss) on investments:
   Net realized gain from security transactions                         750,959
   Net realized foreign exchange loss                                   (53,620)
   Change in unrealized appreciation/depreciation
     of investments                                                     953,109
   Change in unrealized appreciation/depreciation on translation of assets and liabilities, excluding investments, denominated in
     foreign currencies                                                  (2,403)
                                                                     ----------
            Net gain on investments                                   1,648,045
                                                                     ----------
Net Increase in net assets resulting from operations                 $1,661,073
                                                                     ==========
--------------------
(1) Unaudited.

                       See Notes to Financial Statements.

FLAG INVESTORS INTERNATIONAL FUND
--------------------------------------------------------------------------------
Statements of Changes in Net Assets
(Unaudited)
                                                     For the Six    For the Year
                                                     Months Ended      Ended
                                                      April 30,      October 31,
--------------------------------------------------------------------------------
                                                       1998(1)          1997
Increase/(Decrease) in Net Assets:
Operations:
   Net investment income                                 $ 13,028     $ 165,758
   Net realized gain from security transactions and
     foreign exchange transactions                        697,339     1,730,841
   Change in unrealized appreciation/depreciation
     of investments                                       953,109       348,203
   Change in unrealized appreciation/depreciation
     on translation of assets and liabilities
     denominated in foreign currencies                     (2,403)         (438)
                                                      -----------   -----------
   Net increase in net assets resulting
     from operations                                    1,661,073     2,244,364
                                                      -----------   -----------
Dividends to Shareholders from:
   Net investment income and short-term gains            (210,713)     (165,758)
   Distributions in excess of net investment income
     and short-term gains                                      --       (94,471)
                                                      -----------   -----------
   Total distributions                                   (210,713)     (260,229)

Capital Share Transactions (Note 3):
   Proceeds from sale of 21,078 and
     83,957 shares, respectively                          360,216     1,258,732
   Value of 11,538 and 15,155 shares issued in
     reinvestment of dividends, respectively              182,302       223,079
   Cost of 108,065 and 155,119 shares
     repurchased, respectively                         (1,826,163)   (2,414,563)
                                                      -----------   -----------
   Total decrease in net assets derived
     from capital share transactions                   (1,283,645)     (932,752)
                                                      -----------   -----------
   Total increase in net assets                           166,715     1,051,383

Net Assets:
   Beginning of period                                 13,981,639    12,930,256
                                                      -----------   -----------
   End of period (including undistributed net
     investment income (loss) of ($197,248)
     and $437, respectively)                          $14,148,354   $13,981,639
                                                      ===========   ===========

--------------------
(1) Unaudited.

                       See Notes to Financial Statements.

FLAG INVESTORS INTERNATIONAL FUND
--------------------------------------------------------------------------------
Financial Highlights
(For a share outstanding throughout each period)

                                                                     For the Six
                                                                    Months Ended
                                                                      April 30,
--------------------------------------------------------------------------------
                                                                      1998(1)

Per Share Operating Performance:
   Net asset value at beginning of period                            $ 16.36
                                                                     -------
Income from Investment Operations:
   Net investment income                                                0.01
   Net realized and unrealized gain/(loss) on investments(2)            2.05
                                                                     -------
   Total from Investment Operations                                     2.06
Less Distributions:
   Distributions from net investment income
     and short-term gains                                              (0.26)

   Distributions in excess of net investment income and
     short-term gains                                                     --
                                                                     -------
   Total distributions                                                 (0.26)
                                                                     -------
   Net asset value at end of period                                  $ 18.16
                                                                     =======

Total Return(3)                                                        12.83%
Ratios to Average Daily Net Assets:
   Expenses(4)                                                          1.50%(6)
   Net investment income(5)                                             0.19%(6)
Supplemental Data:
   Net assets at end of period (000)                                 $14,148
   Portfolio turnover rate                                                12%
--------------------
(1) Unaudited.

(2) The six months ended April 30, 1998 and the years ended October 31, 1997, 1996, 1995, and 1994 include net realized currency gain/(loss). Realized currency gain/(loss) is included in net investment income for the year ended October 31, 1993.

(3) Total return excludes the effect of sales charge.

(4) Without the waiver of advisory fees (Note 2), the ratio of expenses to average daily net assets would have been 2.33% (annualized), 2.24%, 2.30%, 2.17%, 1.97%, and 2.13% for the six months ended April 30, 1998 and the years ended October 31, 1997, 1996, 1995, 1994, and 1993, respectively.

(5) Without the waiver of advisory fees (Note 2), the ratio of net investment income to average daily net assets would have been (0.65)% (annualized), 0.44%, 1.10%, 0.02%, 0.28%, and 1.28%, for the six months ended April 30,
    1998 and the years ended October 31, 1997, 1996, 1995, 1994, and 1993, respectively.

(6) Annualized.

                       See Notes to Financial Statements.

FLAG INVESTORS INTERNATIONAL FUND
--------------------------------------------------------------------------------

                                                                                  For the Year Ended October 31,
                                                                     ---------------------------------------------------------
                                                                      1997        1996        1995         1994         1993
Per Share Operating Performance:                                     $ 14.20     $ 12.69     $ 13.97      $ 13.05      $  9.11
   Net asset value at beginning of period                            -------     -------     -------      -------      -------

Income from Investment Operations:                                      0.11        0.26        0.09         0.18         0.49
   Net investment income                                                2.34        1.28       (1.37)        1.58         3.45
   Net realized and unrealized gain/(loss) on investments(2)         -------     -------     -------      -------      -------
                                                                        2.45        1.54       (1.28)        1.76         3.94
   Total from Investment Operations
Less Distributions:                                                    (0.18)      (0.03)         --        (0.84)          --
   Distributions from net investment income
     and short-term gains                                              (0.11)         --          --           --           --
                                                                     -------     -------     -------      -------      -------
   Distributions in excess of net investment income and                (0.29)      (0.03)         --        (0.84)          --
     short-term gains                                                -------     -------     -------      -------      -------
                                                                     $ 16.36     $ 14.20     $ 12.69      $ 13.97      $ 13.05
   Total distributions                                               =======     =======     =======      =======      =======

   Net asset value at end of period                                    17.48%      12.13%      (9.16)%      13.98%       43.25%

                                                                        1.50%       1.50%       1.50%        1.50%        1.50%
Total Return(3)                                                         1.18%       1.91%       0.68%        0.75%        1.91%
Ratios to Average Daily Net Assets:
   Expenses(4)                                                       $13,982     $12,930     $12,483      $15,487      $15,008
   Net investment income(5)                                               21%         13%         35%          43%          48%
Supplemental Data:
   Net assets at end of period (000)
   Portfolio turnover rate

                       See Notes to Financial Statements.

FLAG INVESTORS INTERNATIONAL FUND
--------------------------------------------------------------------------------

Notes to Financial Statements

NOTE 1--Significant Accounting Policies

     Flag Investors International Fund, Inc. (the "Fund"), which was organized as a Massachusetts business trust September 3, 1986 and reorganized as a Maryland Corporation on August 16, 1993, commenced operations November 18, 1986. The Fund is registered under the Investment Company Act of 1940 as a diversified, open-end Investment Management Company. Its objective is to seek long-term growth of capital primarily through investment in a diversified portfolio of marketable equity securities of issuers domiciled outside of the United States.

     The Fund consists of one share class, Class A Shares, which are subject to a 4.50% maximum front-end sales charge and a 0.25% distribution fee.

     When preparing the Fund's financial statements, management makes estimates and assumptions to comply with generally accepted accounting principles. These estimates affect 1) the assets and liabilities that we report at the date of the financial statements; 2) the contingent assets and liabilities that we disclose at the date of the financial statements; and 3) the revenues and expenses that we report for the period. Our estimates could be different from the actual results. The Fund's significant accounting policies are:

     A. Security Valuation--The Fund values a portfolio security that is primarily traded on a national exchange by using the last price reported for the day. When the security is listed on more than one exchange, the Fund uses the last price on the exchange where the security is primarily traded. If there are no sales or the security is not traded on a listed exchange, the Fund values the security at the last bid price in the over-the-counter market. When a market quotation is unavailable, the Investment Advisor determines a fair value using procedures that the Board of Directors establishes and monitors. The Fund values short-term obligations with maturities of 60 days or less at amortized cost.

     B. Repurchase Agreements--The Fund may enter into tri-party repurchase agreements with broker-dealers and domestic banks. A repurchase agreement is a short-term investment in which the Fund buys a debt security that the broker agrees to repurchase at a set time and price. The third party, which is the broker's custodial bank, holds the collateral in a separate account until the repurchase agreement matures. The agreement ensures that the collateral's market value, including any accrued interest, is sufficient if the broker defaults. The Fund's access to the collateral may be delayed or limited if the broker defaults and the value of the collateral declines or if the broker enters into an insolvency proceeding.

FLAG INVESTORS INTERNATIONAL FUND
--------------------------------------------------------------------------------

NOTE 1--concluded

     C. Foreign Currency Translation--The Fund's books and records are maintained in U.S. dollars. Transactions denominated in foreign currencies are recorded in the Fund's records at the effective exchange rate when earned or incurred. Asset and liability accounts that are denominated in foreign currencies are adjusted to reflect the current exchange rate. Transaction gains or losses that are a result of changes in the exchange rate during the reporting period or upon settlement of the foreign currency transactions are reported in realized and unrealized gain/(loss) on investments for the current period.

             The Fund is authorized to enter into forward foreign exchange contracts as a hedge against either specific transactions or portfolio positions. These contracts are not reflected in the Fund's financial statements. However, the net income or loss from these contracts is recorded from the contract's inception date. Premiums or discounts are amortized over the life of the contracts.

     D. Federal Income Taxes--The Fund determines its distributions according to income tax regulations, which may be different from generally accepted accounting principles. As a result, the Fund occasionally makes reclassifications within its capital accounts to reflect income and gains that are available for distribution under income tax regulations.

             The Fund is organized as a regulated investment company. As long as it maintains this status and distributes to its shareholders substantially all of its taxable net investment income and net realized capital gains, it will be exempt from most, if not all, federal income and excise taxes. As a result, the Fund has made no provisions for federal income taxes.

     E. Security Transactions, Investment Income, Distributions and Other--The Fund uses the trade date to account for security transactions and the specific identification method for financial reporting and income tax purposes to determine the cost of investments sold or redeemed. Interest income is recorded on an accrual basis and includes the scientific method for amortization of premiums and accretion of discounts when appropriate. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

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FLAG INVESTORS INTERNATIONAL FUND
--------------------------------------------------------------------------------

Notes to Financial Statements (concluded)

NOTE 2--Investment Advisory Fees, Transactions with Affiliates and Other Fees

     Investment Company Capital Corp. ("ICC"), an indirect subsidiary of Bankers Trust Corporation, is the Fund's investment advisor and The Glenmede Trust Company ("Glenmede") is the Fund's subadvisor. As compensation for advisory services, the Fund pays ICC an annual fee based on the Fund's average daily net assets. This fee is calculated daily and paid monthly at the annual rate of 0.75%. As compensation for subadvisory services, ICC pays Glenmede an annual fee based on the Fund's average daily net assets. This fee is calculated monthly and paid quarterly at the annual rate of 0.55%.

     ICC has agreed to waive up to all of its fees if necessary so that the Fund's total operating expenses are no more than 1.50% of the Fund's average daily net assets. For the six months ended April 30, 1998, ICC waived fees of $37,743. ICC paid Glenmede $50,847 for subadvisory services for the six months ended April 30, 1998. Accrued advisory fees at April 30, 1998 amounted to $43 net of waived expenses of $8,757.

     Certain officers and directors of the Fund are also officers or directors of the Fund's investment advisor or subadvisor.

     As compensation for its accounting services, the Fund pays ICC an annual fee that is calculated daily and paid monthly from the Fund's average daily net assets. The Fund paid ICC $13,853 for accounting services for the six months ended April 30, 1998. Accrued accounting fees at April 30, 1998 amounted to $2,336.

     As compensation for its transfer agent services, the Fund pays ICC a per account fee that is calculated and paid monthly. The Fund paid ICC $8,158 for transfer agent services for the six months ended April 30, 1998. Accrued transfer agency fees at April 30, 1998 amounted to $5,324.

     As compensation for providing distribution services, the Fund pays ICC Distributors, Inc. ("ICC Distributors"), a member of the Forum Financial Group of companies, an annual fee that is calculated daily and paid monthly at an annual rate equal to 0.25% of the Fund's average daily net assets. Prior to September 1, 1997, Alex. Brown & Sons Incorporated served as the Fund's distributor for the same compensation and on substantially the same terms as ICC Distributors. The Fund paid $16,949 for distribution services for the six months ended April 30, 1998. Accrued distribution fees at April 30, 1998 amounted to $2,933.

     The Fund's complex offers a retirement plan for eligible Directors. The actuarially computed pension expense allocated to the Fund for the six months ended April 30, 1998 was $487, and the accrued liability was $2,130.

14


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FLAG INVESTORS INTERNATIONAL FUND
--------------------------------------------------------------------------------

NOTE 3--Capital Share Transactions

     The Fund is authorized to issue up to 10 million shares of $.001 par value capital stock.

NOTE 4--Investment Transactions

     Excluding short-term and U.S. government obligations, purchases of investment securities aggregated $1,624,818 and sales of investment securities aggregated $3,179,582 for the six months ended April 30, 1998.

     On April 30, 1998, aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost was $4,040,615 and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value was $836,927.

NOTE 5--Federal Income Tax Information

     Generally accepted accounting principles require that certain components of net assets be reclassified to reflect permanent differences between financial reporting and tax purposes. These reclassifications have no effect on net assets or net asset values per share.

     On April 30, 1998, there was a tax capital loss carryforward of approximately $2,588,000, of which $1,999,000 expires in 2000 and $589,000 in 2001. This carryforward will be used to offset future net capital gains.

NOTE 6--Net Assets

     On April 30, 1998, net assets consisted of:

Paid-in capital                                                   $13,037,375
Undistributed net investment income                                  (197,248)
Accumulated net realized loss from security and
   foreign exchange transactions                                   (1,893,818)
Unrealized appreciation of investments                              3,203,688
Unrealized translation loss                                            (1,643)
                                                                  -----------
                                                                  $14,148,354
                                                                  ===========

                                                                              15


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FLAG INVESTORS INTERNATIONAL FUND
--------------------------------------------------------------------------------

DIRECTORS AND OFFICERS


                                TRUMAN T. SEMANS
                                    Chairman

       JAMES J. CUNNANE                             JOHN W. CHURCH, JR.
           Director                                      President

       RICHARD T. HALE                              ANDREW B. WILLIAMS
           Director                              Executive Vice President

       JOHN F. KROEGER                                 AMY M. OLMERT
           Director                                      Secretary

        LOUIS E. LEVY                                JOSEPH A. FINELLI
           Director                                      Treasurer

      EUGENE J. MCDONALD                              SCOTT J. LIOTTA
           Director                                 Assistant Secretary

       CARL W. VOGT, ESQ.
           Director


Investment Objective

A mutual fund seeking long-term growth of capital primarily through investment in a diversified portfolio of marketable equity securities of issuers domiciled outside of the United States.

16


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-------------------------------------------------------------------------------
    This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by an effective prospectus.

    For more complete information regarding any of the Flag Investors Funds, including charges and expenses, obtain a prospectus from your investment representative or directly from the Fund at 1-800-767-FLAG. Read it carefully before you invest.
-------------------------------------------------------------------------------

                              [LOGO APPEARS HERE]

                                 FLAG INVESTORS

                                     Growth
                      Flag Investors Emerging Growth Fund
                      Flag Investors Equity Partners Fund
                       Flag Investors International Fund

                                 Equity Income
                   Flag Investors Real Estate Securities Fund
                       Flag Investors Communications Fund
                (formerly Flag Investors Telephone Income Fund)

                                    Balanced
                       Flag Investors Value Builder Fund

                                     Income
                 Flag Investors Short-Intermediate Income Fund
             Flag Investors Total Return U.S. Treasury Fund Shares

                                Tax-Free Income
                  Flag Investors Managed Municipal Fund Shares
           Flag Investors Maryland Intermediate Tax-Free Income Fund

                                 Current Income
                    Flag Investors Cash Reserve Prime Shares


                                  P.O. Box 515
                           Baltimore, Maryland 21203
                                  800-767-FLAG

                                Distributed by:
                             ICC DISTRIBUTORS, INC.